UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2007
QUOVADX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7600 E. Orchard Road, Suite 300S Greenwood Village, CO	80111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (303) 488-2019

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission by Quovadx, Inc. (the “Company” or “Quovadx”) on April 2, 2007 with regard to its sale of CareScience, Inc. (“CareScience”), its wholly-owned subsidiary. The Company hereby amends Item 9.01(b) herein to include the unaudited pro forma financial information as required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.
(b) Pro forma financial information
     The pro forma financial information required as part of this item is being provided below as follows:
INDEX TO THE PRO FORMA FINANCIAL INFORMATION
I.	Unaudited Pro Forma Condensed Consolidated Balance Sheets as December 31, 2006

II.	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2006, 2005 and 2004
QUOVADX, INC.
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
     The following unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only. The unaudited pro forma financial information of Quovadx has been prepared based on the historical information of Quovadx and CareScience for the periods presented and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had CareScience been sold by us as of January 1, 2004. The pro forma condensed consolidated financial information is qualified in its entirety by reference to and should be read in conjunction with our consolidated historical financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006. In management’s opinion, all material pro forma adjustments necessary to reflect the transactions have been made.
     The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2006 and statements of operations for the years ended December 31, 2006, 2005 and 2004 are presented as if the disposition of CareScience occurred on January 1, 2004.
     The accompanying pro forma condensed consolidated financial information is unaudited and is subject to a number of estimates, assumptions and other uncertainties, and is not necessarily indicative of the actual financial position or results of operations that would have occurred had the dispositions reflected therein in fact occurred on the dates specified, nor does such financial information purport to be indicative of the financial position or results of operations that may be achieved in the future.

Quovadx, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

		CareScience		Pro forma December
	December 31, 2006	Division		31, 2006
ASSETS
Current assets:
Cash and cash equivalents	$15,810	$2		$15,808
Short-term investments	14,611	—		14,611
Accounts receivable, net	15,509	2,423		13,086
Unbilled accounts receivable	1,145	72		1,073
Prepaid and other	1,554	161		1,393

Total current assets	48,629	2,658		45,971
Property and equipment, net	4,516	1,098		3,418
Software, net	7,238	1,200		6,038
Other intangible assets, net	10,057	4,586		5,471
Goodwill	46,724	12,743		33,981
Restricted cash	135	—		135
Other assets	4,675	440		4,235

Total assets	$121,974	$22,725		$99,249

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,160	$459		$3,701
Accrued liabilities	17,602	1,428		16,174
Deferred revenue	17,083	3,853		13,230

Total current liabilities	38,845	5,740		33,105

Long-term liabilities	4,558	1,052		3,506

Total liabilities	43,403	6,792		36,611

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value, 5,000,000 shares authorized; no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 100,000,000 authorized and 42,250,290 shares issued and outstanding	422	—		422
Accumulated other comprehensive income/(loss)	976	—		976

Additional paid-in capital	274,578	16,846	(a)	257,732
Accumulated deficit	(197,405)	(913)		(196,492)

Total stockholders’ equity	78,571	15,933		62,638
Total liabilities and stockholders’ equity	$121,974	$22,725		$99,249

Quovadx, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)

	As Reported Year		Pro forma Year
	Ended	CareScience	Ended
	December 31, 2006	Division (b)	December 31, 2006
Revenue:
Software licenses	$30,908	$5,976	$24,932
Professional services	12,652	6,544	6,108
Recurring services	40,560	2,955	37,605

Total revenue	84,120	15,475	68,645

Cost of revenue:
Software licenses	7,112	2,580	4,532
Professional services	7,477	2,605	4,872
Recurring services	19,267	3,137	16,130

Total cost of revenue	33,856	8,322	25,534

Gross profit	50,264	7,153	43,111

Operating expenses:
Sales and marketing	21,709	2,394	19,315
General and administrative	18,019	755	17,264
Litigation Settlement	10,375	—	10,375
Research and development	10,412	2,888	7,524
Amortization of acquired intangibles	3,805	1,224	2,581

Total operating expenses	64,320	7,261	57,059

Loss from operations	(14,056)	(108)	(13,948)

Other (expense) income, net	(160)	—	(160)
Interest income, net	1,146	4 (c)	1,142

Loss before income taxes and cumulative effect of accounting change	(13,070)	(104)	(12,966)
Income tax expense, net	56	4 (c)	52

Loss before cumulative effect of accounting change	(13,126)	(108)	(13,018)
Cumulative effect of accounting change	11		11

Net loss	$(13,115)	$(108)	$(13,007)

Net loss before cumulative effect of accounting change per common share — basic	$(0.32)		$(0.31)
Cumulative effect of accounting change	0.00		0.00

Net income (loss) per common share — basic	$(0.32)		$(0.31)

Weighted average common shares outstanding	41,588		41,588

	Twelve Months		Pro forma Year
	Ended	CareScience	Ended
	December 31, 2005	Division	December 31, 2005
Revenue:
Software licenses	$29,792	$5,354	$24,438
Professional services	13,210	6,022	7,188
Recurring services	40,101	4,065	36,036

Total revenue	83,103	15,441	67,662

Cost of revenue:
Software licenses	9,308	2,719	6,589
Professional services	9,534	2,599	6,935
Recurring services	18,027	3,831	14,196

Total cost of revenue	36,869	9,149	27,720

Gross profit	46,234	6,292	39,942

Operating expenses:
Sales and marketing	17,364	1,990	15,374
General and administrative	17,498	590	16,908
Litigation Settlement	—		—
Research and development	10,921	2,515	8,406
Amortization of acquired intangibles	3,850	1,224	2,626

Total operating expenses	49,633	6,319	43,314

Loss from operations	(3,399)	(27)	(3,372)

Other income, net	177	—	177
Interest income, net	655	— (c)	655

Loss before income taxes	(2,567)	(27)	(2,540)
Income tax expense, net	321	— (c)	321

Net loss	$(2,888)	$(27)	$(2,861)

Net income (loss) per common share — basic	$(0.07)		$(0.07)

Weighted average common shares outstanding	40,924		40,924

(b)	Information for CareScience Division net loss from operations was presented in Note 9 “Segment Information” to the Quovadx, Inc. consolidated financial statements set forth in the December 31, 2006 Current Report on Form 10-K.

(c)	Information for CareScience Division interest income and income tax expense was not presented in the segment information. This information is from internal reports.

(a)	Intercompany and investments accounts have been eliminated in additional paid in capital.

Quovadx, Inc.
Condensed Consolidated Statements of
Operations
(in thousands, except per share amounts)

	As Reported Year		Pro forma Year
	Ended	CareScience	Ended
	December 31, 2006	Division (b)	December 31, 2006
Revenue:
Software licenses	$30,908	$5,976	$24,932
Professional services	12,652	6,544	6,108
Recurring services	40,560	2,955	37,605

Total revenue	84,120	15,475	68,645

Cost of revenue:
Software licenses	7,112	2,580	4,532
Professional services	7,477	2,605	4,872
Recurring services	19,267	3,137	16,130

Total cost of revenue	33,856	8,322	25,534

Gross profit	50,264	7,153	43,111

Operating expenses:
Sales and marketing	21,709	2,394	19,315
General and administrative	18,019	755	17,264
Litigation Settlement	10,375	—	10,375
Research and development	10,412	2,888	7,524
Amortization of acquired intangibles	3,805	1,224	2,581

Total operating expenses	64,320	7,261	57,059

Loss from operations	(14,056)	(108)	(13,948)

Other (expense) income, net	(160)	—	(160)
Interest income, net	1,146	4 (c)	1,142

Loss before income taxes and cumulative effect of accounting change	(13,070)	(104)	(12,966)
Income tax expense, net	56	4 (c)	52

Loss before cumulative effect of accounting change	(13,126)	(108)	(13,018)
Cumulative effect of accounting change	11		11

Net loss	$(13,115)	$(108)	$(13,007)

Net loss per common share — basic	$(0.32)		$(0.31)

Weighted average common shares outstanding	41,588		41,588

	Twelve Months		Pro forma Year
	Ended	CareScience	Ended
	December 31, 2005	Division	December 31, 2005
Revenue:
Software licenses	$29,792	$5,354	$24,438
Professional services	13,210	6,022	7,188
Recurring services	40,101	4,065	36,036

Total revenue	83,103	15,441	67,662

Cost of revenue:
Software licenses	9,308	2,719	6,589
Professional services	9,534	2,599	6,935
Recurring services	18,027	3,831	14,196

Total cost of revenue	36,869	9,149	27,720

Gross profit	46,234	6,292	39,942

Operating expenses:
Sales and marketing	17,364	1,990	15,374
General and administrative	17,498	590	16,908
Litigation Settlement	—		—
Research and development	10,921	2,515	8,406
Amortization of acquired intangibles	3,850	1,224	2,626

Total operating expenses	49,633	6,319	43,314

Loss from operations	(3,399)	(27)	(3,372)

Other income, net	177	—	177
Interest income, net	655	—	655

Loss before income taxes	(2,567)	(27)	(2,540)
Income tax expense, net	321	—	321

Net loss	$(2,888)	$(27)	$(2,861)

Net loss per common share — basic	$(0.07)		$(0.07)

Weighted average common shares outstanding	40,924		40,924

	Twelve Months		Pro forma Year
	Ended	CareScience	Ended
	December 31, 2004	Division	December 31, 2004
Revenue:
Software licenses	$27,172	$5,136	$22,036
Professional services	14,540	5,158	9,382
Recurring services	41,089	3,616	37,473

Total revenue	82,801	13,910	68,891

Cost of revenue:
Software licenses	12,506	2,747	9,759
Professional services	14,715	3,659	11,056
Recurring services	18,878	3,226	15,652
Asset impairment	7,195	—	7,195

Total cost of revenue	53,294	9,632	43,662

Gross profit	29,507	4,278	25,229

Operating expenses:
Sales and marketing	19,597	1,685	17,912
General and administrative	19,832	93	19,739
Research and development	13,383	2,515	10,868
Amortization of acquired intangibles	3,718	1,234	2,484

Total operating expenses	56,530	5,527	51,003

Loss from operations	(27,023)	(1,249)	(25,774)

Gain of sale of assets	1,535	—	1,535
Other income, net	45	—	45
Interest income, net	310	—	310

Loss before income taxes	(25,133)	(1,249)	(23,884)
Income tax expense, net	133	—	133

Loss from continuing operations	(25,266)	(1,249)	(24,017)
Discontinued operations:
Income from discontinued operations	589	—	589
Gain on sale of discontinued operations	446	—	446

Net loss	$(24,231)	$(1,249)	$(22,982)

Net loss from continuing operations per common share — basic	$(0.63)		$(0.60)
Income from and gain on sale of discontinued operations per common share - basic	0.02		0.02

Net loss per common share — basic	$(0.61)		$(0.58)

Weighted average common shares outstanding	39,892		39,892

(b)	Information for CareScience Division net loss from operations was presented in Note 9 “Segment Information” to the Quovadx, Inc. consolidated financial statements set forth in the December 31, 2006 Current Report on Form 10-K.

(c)	Information for CareScience Division interest income and income tax expense was not presented in the segment information. This information is from internal reports.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quovadx, Inc. (Registrant)
By:	/s/ Juan Perez
	Name:	Juan Perez
	Title:	Vice President and Chief Accounting Officer

Dated: April 5, 2007